UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2026

FEDERATED HERMES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-14818	25-1111467
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Address of principal executive offices, including zip code)

(412) 288-1900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B common stock, no par value	FHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 8.01 OTHER EVENTS

On April 9, 2026, Federated Hermes, Inc. (“FHI”) announced the closing of its previously announced acquisition of an 80% interest in FCP Fund Manager, L.P. (“FCP” or “Company”), a privately held U.S. real estate investment manager based in Chevy Chase, Maryland. In connection with the closing, FCP converted to a Delaware limited liability company and changed its name to Federated Hermes FCP Manager, LLC.

As previously announced, the aggregate purchase price of up to $331 million includes $215.8 million in cash, $23.2 million in Federated Hermes Class B common stock, and potential contingent consideration of up to $92 million over multiple periods.
Attached herewith as Exhibit 99.1 is a press release issued by FHI regarding the closing.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements can include statements that do not relate strictly to historical or current facts and are typically identified by words or phrases such as “trend,” “forecast,” “project,” “predict,” “potential,” “approximate,” “opportunity,” “believe,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “projection,” “plan,” “assume,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “can,” “may” and similar expressions. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K specifically include statements regarding FHI’s plans, expectations, goals and projections relating to the acquisition of FCP, including statements relating to the expected expansion of FHI’s private market offerings and FCP’s leadership position. The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from those projected. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. FHI has based these forward-looking statements on current expectations and assumptions about future events, taking into account information currently known by FHI. While FHI considers these expectations and assumptions to be reasonable, any forward-looking statement, and FHI’s level of business activity and financial results, are inherently subject to significant business, market, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond FHI’s control. Other risks and uncertainties include the risk factors discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission. As a result, no assurance can be given as to future results, levels of activity, performance or achievements. Any forward-looking statement speaks only as of the date on which such statement is made, and neither the company nor any other person assumes responsibility for the accuracy and completeness, or updating, of such statements in the future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit 99.1	Press release issued by Federated Hermes, Inc. dated April 9, 2026.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED HERMES, INC.
(REGISTRANT)

Date	April 9, 2026	By:	/s/ Thomas R. Donahue
Thomas R. Donahue
Chief Financial Officer